EXHIBIT 10.13

Shenzhen Development Bank Co., Ltd.

Contract for Comprehensive Line of Credit

Shenzhen Development Bank Co., Ltd.

Contract for Comprehensive Line of Credit

Contract #:	Shen Fa Jin Xin Zong Zi No. 20060906001-2
Party A:	Xinhua Subbranch, Tianjin Branch, Shenzhen Development Bank Co., Ltd.
Add.:	No.166, Xinhua Road, Heping District, Tianjin
Tel:	23535000 Fax:
Person in charge: Jia Chun	Position: President

Party B:	Pemstar (Tianjin) Enterprise Co., Ltd.
Add.:	Yat-sen Scientific Industrial Park, Tianjin, China
Tel:	82172083 Fax: 82110486
Legal Representative*: Roy A. Bauer	Position*:

(*leave blank if Party B is an individual)

Whereas

Party B has applied to Party A for and Party A has agreed to grant Party B a Comprehensive Line of Credit

Now therefore the two parties now enter into this Contract through negotiation in accordance with relevant laws and regulation and both parties are willing to observe all provisions herein.

Article I Content of the Comprehensive Credit

7. Amount of Comprehensive Credit: (converted into) RMB THIRTY MILLION ONLY(in words).

8. Term of Comprehensive Line of Credit shall be 12 months from                      to                      during which the Comprehensive Line of Credit may be used cyclically for multiple times and the method of use, the amount and time limit shall be agreed between Party A and Party B each time; however, the balance of the different use of the Line shall not exceed the amount of the Comprehensive Credit.

The starting time of each business under the Line shall be within the term of the Line and whether the closing time shall be within the term of the Line shall be stipulated in the contract of the specific business.

Article II Manners of the Extension of Comprehensive Credit

The manners of the extension of comprehensive credit include without limitation:

Loan (including individual consumptive loan, individual operational loan), letter of credit, import documentary credit, packaged loan, export documentary credit, discount, acceptance, letter of guarantee, guarantee, etc.

The specific manner of extension of credit shall be decided in the specific business contracts signed between the parties.

Article III The Use of the Comprehensive Line of Credit

When Party B intends to use the Comprehensive Line of Credit, he shall apply to Party A and the parties shall signed corresponding business contract after Party A has examined and approved.

Article IV Manner of Guarantee for the Comprehensive Line of Credit (put “✓” in the box chosen)

☐ credit, not requiring Party B to provide guarantee

☑ the guarantee for the Comprehensive Line of Credit shall adopt manner 4 of the following:

1.

2.

3.

4. Provide factoring service for Party B’s receivables from Motorola (China) Co., Ltd.

Article V Commitment Fee for the Comprehensive Line of Credit

Party B shall pay Party A a Comprehensive Line of Credit commitment fee of             ‰ monthly of the part of the Comprehensive Line of Credit that Party B has not applied for use.

Article VI Party A Representations and Warranties

Party A is legally qualified to sign and perform this Contract and the signing and performance of this Contract has obtained full authorization from Party A’s board of directors and any other competent authorities (if authorization is required).

Party B warrants that the application documents he submit to Party A are authentic, legal and valid, containing no major error and without omission of any major fact.

Party B warrants to give Party A notice of any change in company name, legal representative (principal), residence, scope of business, registered capital, etc. taking place during the term hereof within 10 days after such changes take place; Party B shall immediately notify Party A of any such changes takes place at the time when Party B is applying for a specific business under the Line.

Party B has fully acquainted himself with and understood the content of all the articles hereof and the signing hereof is the true indication of intention of Party B.

Article VII Special Provisions on the Credit Extension to Group Customers and Associated Transactions

VII. An enterprise or undertaking as legal person having any of the following attributes:

13. directly or indirectly control any other enterprise or undertaking as legal person or controlled by any other enterprise or undertaking as legal person in terms of stocks rights or operation;

14. jointly controlled by a third enterprise or undertaking as legal person  ☐

15. directly or indirectly and jointly controlled by major individual investor, key managerial person or family members of close relation therewith (including lineal relatives within three generations and collateral relatives within two generations);

16. any other relation which may result in transfer of assets and profit not on the basis of publicly accepted prices shall be regarded as a group customer in the management of credit management.

VIII. Where any associated transaction more than 10% of the net assets takes place with a group customer of which Party B is a member, Party B shall provide Party A a written report stating the associated relation between the parties of the transaction and item, nature, amount, proportion of pricing policy of the transaction (including transaction without amount or with only symbolic amount) within 10 days after it takes place.

Article VIII

This Contract has been entered into under and shall be governed by the laws of the People’s Republic of China. Any disputes arising from or in connection with the performance hereof shall be settled through consultation or mediation; if no settlement can be reached through consultation or mediation, the disputes shall be settled in manner 1 of the following:

1. Institute legal proceedings in the people’s court of the place where Party A is located.

Article IX Effectiveness of the Contract (put “✓” in the box chosen)

☑ As this Line of Credit is guaranteed, this Contract shall come into effect only when the following conditions are simultaneously met:

7. This Contract has been signed and affixed seals by both parties;

8. The related guarantee contract (containing “guarantee money” clause and “warranty of guarantee” clause) has been signed and the necessary registration formalities have been completed.

Article X Other Matters Agreed between the Parties: ____________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
______________________________________________________________________
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Article XI

This Contract is made in triplicate having equal legal effect, of which Party A holds two and Party B holds one.

Seal of Party A: Xinhua Subbranch, Tianjin Branch, Shenzhen Development Bank Co., Ltd.

Signature of person in charge or proxy:

Seal of Party B: Pemstar (Tianjin) Enterprise Co., Ltd.

Signature of legal representative or proxy:

Sub-document 5(1)

FACTORING APPROVAL DOCUMENT

Agreement number: 20060906001-2

To:	Pemstar Tianjin Enterprise Co,. Ltd

After audit, we agree to accept the above mentioned entity’s Accounts Receivable pledge. The below table is the agreed detailed listing of the Accounts Receivable (AR).

No.	Customer	Contract Number	Contract Amount	Paid	Advance	Discount	AR Amount	Method of payment	Amount paid for AR pledge	Contract expiry	Remark
MOTOROLA
CHINA
Total							RMB37,512,105.73

•	Our bank will provide your company RMB 30,000,000.00, the commencement date as 06-Sep- 2006 and expiry date as 03-Nov-2006.

•	Our bank will reserve all rights on liability.

•	Bank charges will be charged at RMB 75,024.21

•	For all remittance, your company has to go to Tianjin branch XinHua Sub-branch to submit the following factoring approval document.

Approving bank (stamp)

Legal Representative:

Date:

Selling party: Our company has received agreement number: 20060906001-2 (Agreement number) (Factoring Agreement) has agreed to the above statement and guarantee 20060508001Banking Agreement) to fulfill the relevant responsibilities.

Selling party (stamp)

Legal Representative:

Date: